Exhibit 99.1

Verano Commences Trading on Cboe Canada

CHICAGO, October 18, 2023 – Verano Holdings Corp. (NEO: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, announced that its Class A subordinate voting shares (the “Shares”) begin trading today on Canada’s Neo Exchange Inc., operating as Cboe Canada (“Cboe Canada”). The Shares will trade in Canada on Cboe Canada under the same symbol “VRNO” and in the U.S. on the OTCQX under the same symbol “VRNOF.”

“In light of recent news and movement within the U.S. cannabis space, today’s listing on Cboe Canada, which is part of a global network of exchanges across 26 marketplaces, is an intentional and strategic decision,” said George Archos, Verano Founder and Chief Executive Officer. “We believe that this move positions Verano for continued growth and expansion as we evolve in tandem with the rapidly changing industry. We see this as a winning combination for Verano and our shareholders.”

“This uplisting reflects the bold strategic plan at the heart of Verano’s operations. Graduating to a senior exchange positions Verano on a launch pad, at the ready for legislative progress on a federal level in the U.S.,” commented Jos Schmitt, President and CEO of Cboe Canada. “We expect that Verano’s decision to list on Cboe Canada will provide them with the liquidity, investor exposure, and international benchmark eligibility needed to sharpen their competitive edge and continue to execute on their plans for growth. We are honoured to share this milestone achievement with Verano and look forward to supporting them in the years to come.”

Trading of the Company’s securities is not expected to be disrupted in any way and current shareholders do not need to take any action.

The bell ringing ceremony can be viewed at 9:20 a.m. ET at:

https://cboe.zoom.us/webinar/register/5316973125648/WN_qTKn3oQdSm6v3KoJ5BToHQ#/registration

About Verano

Verano Holdings Corp. (NEO: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano offers a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at www.verano.com.

About Cboe Canada

Cboe Canada, the new business name of the NEO Exchange, is Canada’s Tier 1 stock exchange for the purpose-driven Innovation Economy, providing a best-in-class listing experience for issuers that are shaping the economies of tomorrow. Fully operational since 2015, Cboe Canada lists companies and investment products seeking an internationally recognized stock exchange that enables investor trust, quality liquidity, and broad awareness including unfettered access to market data.

Cboe Canada is part of the Cboe Global Markets network, leveraging deep international expertise, industry-leading market intelligence and technology, and unparalleled service to deliver what stakeholders and the world need now, and for the future. Cboe Canada is an affiliate of Cboe MATCHNow.

Verano Contacts:

Media

Verano

Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

312-348-4430

Investors

Verano

Julianna Paterra, CFA

VP, Investor Relations

investors@verano.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q for 2023 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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